FORM 10-QSB                                                   SEPTEMBER 30, 2003
================================================================================

                                  EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Positron Corporation (the "Company") on Form 10-QSB for the fiscal quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Gary H. Brooks, as Chief Executive Officer, Chairman of the Board of the Company and Chief Financial Officer hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)  The  Report  fully  complies  with the requirements of section 13 (a) or 15
(d),  as  applicable  of  the  Securities  Exchange  Act  of  1934;  and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 14, 2003             /s/ Gary H. Brooks
                                     ------------------
                                     Gary H. Brooks
                                     Chairman, CEO, & CFO


A signed original of this written statement required by Section 906 has been provided to Positron Corporation and will be retained by Positron Corporation and furnished to the Securities and Exchange Commission or its staff upon request.









================================================================================